SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF (EMCR)
The following supplements the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and the “PRINCIPAL INVESTMENT STRATEGIES” section within the summary section and the “FUND DETAILS” section of the fund’s prospectus.
Solactive AG, the Index Provider for the fund’s Underlying Index, has removed Russian securities from the Underlying Index, effective at the open on March 10, 2022. As of that date, Russian securities are no longer eligible for inclusion in the Underlying Index. It is unclear when or if Russian securities will become eligible for inclusion in the Underlying Index in the future.
Please Retain This Supplement for Future Reference
April 8, 2022
PROSTKR22-29